UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2004

SI International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

Effective September 15, 2004, American Stock Transfer and Trust Company shall commence duties as the Transfer Agent and Registrar for the common stock of SI International, Inc. (the “Company”).

Item 9.01                Financial Statements and Exhibits

Exhibit	Description

99.1	Form of Stock Option Agreement of SI International, Inc. under its January 2001 Nonqualified Stock Option Plan.
99.2	Form of Stock Option Agreement of SI International, Inc. under its 2001 Service Award Stock Option Plan.
99.3	Form of Stock Option Agreement of SI International, Inc. under its 1998 Stock Option Plan.
99.4	Form of Stock Option Agreement of SI International, Inc. under its 2002 Stock Incentive Plan.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: differences between authorized amounts and amounts received by the Company under government contracts; government customers’ failure to exercise options under contracts; changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; the Company’s ability to attract and retain qualified personnel; and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/S/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President,
Chief Financial Officer and Treasurer

Dated: September 14, 2004

INDEX TO EXHIBITS

Exhibit	Description

99.1	Form of Stock Option Agreement of SI International, Inc. under its January 2001 Nonqualified Stock Option Plan.
99.2	Form of Stock Option Agreement of SI International, Inc. under its 2001 Service Award Stock Option Plan.
99.3	Form of Stock Option Agreement of SI International, Inc. under its 1998 Stock Option Plan.
99.4	Form of Stock Option Agreement of SI International, Inc. under its 2002 Stock Incentive Plan.